Exhibit 99.1

PDS Biotech Announces Acceptance of Abstract on Combination of PDS0301 with Docetaxel in Metastatic Prostate Cancer for Oral Presentation by the National Cancer Institute at Cytokines 2023

First clinical study of immunocytokine with docetaxel in prostate cancer patients

Florham Park, NJ, July 17, 2023 - PDS Biotechnology Corporation (Nasdaq: PDSB), a clinical-stage immunotherapy company developing a growing pipeline of targeted cancer immunotherapies and infectious disease vaccines based on the Company’s proprietary Versamune® and Infectimune™ T cell activating technologies, today announced that an abstract reporting on interim data from a first-in-human clinical trial evaluating the combination of PDS0301, an IL-12-based immunocytokine, with the chemotherapy medication docetaxel has been accepted for oral presentation at the 11th Annual Meeting of the International Cytokine & Interferon Society (Cytokines 2023).

The abstract, titled, “Combining an IL-12-based Immunocytokine (PDS0301) with Docetaxel in Metastatic Prostate Cancer: Preliminary Safety and Immune Data”, will report interim safety and immune data on 18 patients in the clinical trial being led by the National Cancer Institute (NCI), part of the National Institutes of Health. The trial is investigating the safety, immune responses and clinical activity of PDS0301 and docetaxel in metastatic castration-sensitive and castration-resistant prostate cancer patients. The study is designed to evaluate three dose levels of PDS0301 (8 mcg/kg, 12 mcg/kg, and 16.8 mcg/kg) in combination with docetaxel (75 mg/m2) administered every three weeks.

“We look forward to Dr. Ravi Madan’s presentation of the interim safety, clinical outcomes and immune correlates for PDS0301 administered in combination with standard of care docetaxel in patients with advanced prostate cancer,” stated Dr. Lauren V. Wood, Chief Medical Officer of PDS Biotech. “This clinical trial provides an important opportunity to investigate the potential of PDS0301 combined with docetaxel chemotherapy to offer improved treatment options for patients with metastatic castration-sensitive and castration-resistant forms of prostate cancer.  The results of this study could provide insight into the potential use of PDS0301 with chemotherapy across multiple solid tumors.”

Abstract Title: Combining an IL-12-based Immunocytokine (PDS0301) with Docetaxel in Metastatic Prostate Cancer: Preliminary Safety and Immune Data
Paper Number: 249
Presenting Author: Head, Prostate Cancer Clinical Research Section, Ravi A. Madan
Authors: Renee Donahue, Yo-Ting Tsai, Mohammad O. Atiq, Elias Chandran, Luke Meininger, Fatima Karzai, Marijo Bilusic, Jennifer Marte, Philip M. Arlen, Lisa Cordes, Megan Hausler, Amy Hankin, Nikki Williams, William D. Figg, Jeff Schlom, James L. Gulley, Ravi A. Madan
Session Details: Plenary 3: Cytokines in Cancer Immunity and Immunotherapy, Mittwoch; Olympia A+B
Session Date and Time: October 18, 2023, 10:00-10:15

For patients interested in enrolling in this clinical trial, please contact NCI’s toll-free number 1-800-4-Cancer (1-800-422-6237) (TTY:  1-800-332-8615) and/or the Web site:  https://trials.cancer.gov and/or NCIMO_referrals@mail.nih.gov.

About PDS0301
PDS0301 is a novel investigational tumor-targeting antibody-conjugated Interleukin 12 (IL-12) that enhances the proliferation, potency and longevity of T cells and natural killer (NK) cells in the tumor microenvironment. PDS0301 is given by subcutaneous injection and is designed to improve the safety profile of IL-12 and to enhance the anti-tumor response.

About PDS Biotechnology
PDS Biotech is a clinical-stage immunotherapy company developing a growing pipeline of targeted cancer and infectious disease immunotherapies based on our proprietary Versamune®, Versamune® plus PDS0301, and Infectimune™ T cell-activating platforms. We believe our targeted immunotherapies have the potential to overcome the limitations of current immunotherapy approaches through the activation of the right type, quantity and potency of T cells. To date, our lead Versamune® clinical candidate, PDS0101, has demonstrated the ability to reduce and shrink tumors and stabilize disease in combination with approved and investigational therapeutics in patients with a broad range of HPV16-associated cancers in multiple Phase 2 clinical trials and will be advancing into a Phase 3 clinical trial in combination with KEYTRUDA® for the treatment of recurrent/metastatic HPV16-positive head and neck cancer in 2023. Our Infectimune™ based vaccines have also demonstrated the potential to induce not only robust and durable neutralizing antibody responses, but also powerful T cell responses, including long-lasting memory T cell responses in pre-clinical studies to date. To learn more, please visit www.pdsbiotech.com or follow us on Twitter at @PDSBiotech.

Forward Looking Statements
This communication contains forward-looking statements (including within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States
Securities Act of 1933, as amended) concerning PDS Biotechnology Corporation (the “Company”) and other matters. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations or financial condition, or otherwise, based on current beliefs of the Company’s management, as well as assumptions made by, and information currently available to,  management. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” “forecast,” “guidance”, “outlook” and other similar expressions among others. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s ability to protect its intellectual property rights; the Company’s anticipated capital requirements, including the Company’s anticipated cash runway and the Company’s current expectations regarding its plans for future equity financings; the Company’s dependence on additional financing to fund its operations and complete the development and commercialization of its product candidates, and the risks that raising such additional capital may restrict the Company’s operations or require the Company to relinquish rights to the Company’s technologies or product candidates; the Company’s limited operating history in the Company’s current line of business, which makes it difficult to evaluate the Company’s prospects, the Company’s business plan or the likelihood of the Company’s successful implementation of such business plan; the timing for the Company or its partners to initiate the planned clinical trials for PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates; the future success of such trials; the successful implementation of the Company’s research and development programs and collaborations, including any collaboration studies concerning PDS0101, PDS0203 and other Versamune® and Infectimune™ based product candidates and the Company’s interpretation of the results and findings of such programs and collaborations and whether such results are sufficient to support the future success of the Company’s product candidates; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund its disclosed clinical trials, which assumes no material changes to the Company’s currently projected expenses), futility analyses, presentations at conferences and data reported in an abstract, and receipt of interim or preliminary results (including, without limitation, any preclinical results or data), which are not necessarily indicative of the final results of the Company’s ongoing clinical trials; any Company statements about its understanding of product candidates mechanisms of action and interpretation of preclinical and early clinical results from its clinical development programs and any collaboration studies; and other factors, including legislative, regulatory, political and economic developments not within the Company’s control. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the other risks, uncertainties, and other factors described under “Risk Factors,” “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and elsewhere in the documents we file with the U.S. Securities and Exchange Commission. The forward-looking statements are made only as of the date of this press release and, except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Versamune® is a registered trademark and Infectimune™ is a trademark of PDS Biotechnology.
KEYTRUDA® is a registered trademark of Merck Sharp and Dohme LLC, a subsidiary of Merck & Co., Inc.,
Rahway, N.J., USA.

Investor Contacts:
Deanne Randolph
PDS Biotech
Phone: +1 (908) 517-3613
Email: drandolph@pdsbiotech.com

Rich Cockrell
CG Capital
Phone: +1 (404) 736-3838
Email: pdsb@cg.capital

Media Contacts:
Tiberend Strategic Advisors, Inc.
Dave Schemelia
Phone: +1 (609) 468-9325
dschemelia@tiberend.com

Eric Reiss
Phone: +1 (802) 249-1136
ereiss@tiberend.com